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                                                                 January 1, 2000
 FUND PROFILE
T. ROWE PRICE
Short-Term U.S.Government Fund

 A bond fund seeking higher than money market income, high credit quality, and minimal price fluctuation.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

T ROWE PRICE LOGO
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 What is the fund's objective?

   The fund seeks the highest current income consistent with minimal share price fluctuation.


 What is the fund's principal investment strategy?

   We will invest primarily in a diversified portfolio of short-term U.S. government-backed securities. At least 65% of total assets will normally consist of: Treasury issues; agency-backed fixed rate, adjustable rate, and balloon mortgage securities, including collateralized mortgage obligations
   (CMOs); and government agency notes and bonds. Mortgage-backed securities, such as those issued by the Government National Mortgage Association (Ginnie
   Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Association (Freddie Mac), tend to offer higher yields than Treasuries with comparable maturities but with little or no additional credit risk.

   Up to 35% of the fund's assets may be invested in nongovernment securities such as corporate notes and bonds and asset-backed securities. These securities must meet the fund's high credit-quality standards and be rated AA or higher by at least one major rating agency at the time of purchase or, if unrated, must have a T. Rowe Price equivalent. Within this broad structure, investment decisions reflect the manager's outlook for interest rates and the economy as well as the relative prices and yields of the various securities.

   While the fund's weighted average effective maturity will not exceed three years, there is no limit on the effective maturity of individual issues at the time of purchase. (An issue's effective maturity is based on its nearest call or expected prepayment date rather than its maturity date.)

   We also may make limited investments in derivatives, which can provide higher yields and in some cases reduce interest rate risk; certain derivative securities, however, could make the portfolio more risky.

   The fund may sell securities for a variety of reasons, such as to adjust the portfolio's average maturity or quality, or to shift assets into higher-yielding securities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

  . Interest rate risk  Investors should be concerned primarily with this risk.
   An increase in interest rates could cause the fund's share price to fall, resulting in a loss of principal. That's because the bonds and notes in the fund's portfolio
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   become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed can decline in price if rates rise. The longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall.

  . Prepayment risk and extension risk Because the fund can invest extensively in mortgage-backed securities, it has special risks related to changing interest rates. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  . Credit risk Due to its high credit quality, the risk that the fund will experience declines in price and income as a result of credit downgrades or defaults is limited. However, while Treasury and Ginnie Mae securities are backed by the full faith and credit of the U.S. government, those sold by Fannie Mae and Freddie Mac are not. Fannie Mae and Freddie Mac are privately owned, government-chartered corporations that pool mortgages and guarantee the timely payment of interest and ultimate payment of principal. Of course, the fund's nongovernment securities do not carry any type of U.S. government guarantee.

  . The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  . Derivatives risk Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only (PO) securities known as "strips." The value of these instruments is derived from an underlying pool of mortgage-backed securities or a CMO. All these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.
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  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. This fund is expected to be a good choice for investors seeking more income than provided by very short-term investments, such as money market funds and CDs, with less principal risk than longer-term investments. If you are investing primarily for principal safety and liquidity, you should consider a money market fund. Unlike a CD, an investment in the fund is not guaranteed by the federal government.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
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LOGO

               Calendar Year Total Returns
  "92"   "93"   "94"   "95"   "96"   "97"   "98"    "99"
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
 3.96   2.77   -0.63  11.11  4.30   6.65   6.89    1.72
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


          Quarter ended              Total return

 Best quarter                            9/30/98 3.56%

 Worst quarter                           6/30/94 -0.80%




 Table 1  Average Annual Total Returns
                                                 Periods ended
                                               December 31, 1999
                                                           Since inception
                                       1 year   5 years     (09/30/1991)
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
  Short-Term U.S. Government Fund       1.72%    6.09%          4.64%

  Salomon Smith Barney 6-Month
  Treasury Bill Index                   4.80     5.37            4.82
  Salomon Smith Barney 2-Year
  Treasury Note Index                   1.94     6.14            5.66
  Lipper Short U.S. Government Funds    2.50     5.57            5.11
  Average
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



 These figures include changes in principal value, reinvested dividends, and capital gain distributions.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Like all mutual funds, the fund charges the following:
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  . A management fee  The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of June 30, 1999, and an individual fund fee of 0.10%.

  . "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.


 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
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
  Management fee                                           0.42%/a/

  Other expenses                                           0.35%

  Total annual fund operating
  expenses                                                 0.77%/a/

  Fee waiver/reimbursement                                 0.07%

  Net expenses                                             0.70%
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


 /a/
   To limit the fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through May 31, 2000, which would cause the fund's ratio of expenses to average net asset to exceed 0.70%. The fund previously operated under a 0.70% limitation that expired May 31, 1998. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.70%; however, no reimbursement will be made after May 31, 2000 (for the first agreement); after May 31, 2002 (for the second agreement); or if it would result in the expense ratio exceeding 0.70%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
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
    $72         $232         $414           $941
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



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Connice A. Bavely manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1999. She joined T. Rowe Price as a senior portfolio manager in 1998 and was appointed chairman of the
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   committee in 1999. Prior to joining T. Rowe Price, Ms. Bavely was a partner and senior portfolio manager at Atlantic Asset Management Partners, LLC for six years.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO
                                                                     RPS F69-035
 T. Rowe Price Investment Services, Inc., Distributor
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